2010 Shareholders’ Meeting

April 29, 2010

*
*Includes BOLI proceeds, net of foundation contribution of $640,000

Financial Review

2009 Financial Results Impacted by
Three Items
• Goodwill impairment loss
• Unprecedented level of loan losses

• High level of nonperforming assets

Goodwill Impairment
• $13.4 Million
• Had minimal impact on regulatory or
 tangible capital

2005	$ 687
2006	$ 846
2007	$ 1,909
2008	$ 10,094
2009	$ 20,815
1st Quarter 2010	$ 853
Unprecedented Loan Losses ($ in 000’s)

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s	Investments	Total
2005	$ 767	$ 4,145	$ 497	-	-	$ 5,409
2006	$ 155	$ 495	$ 2,002	-	-	$ 2,652
2007	$ 408	$ 5,469	$ 155	-	-	$ 6,032
2008	$ 92	$ 21,367	$ 4,352	$ 7,376	$ 2,575	$ 35,762
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817	$ 1,282	$ 52,949
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554	$ 1,310	$ 56,461
Level of Nonperforming Assets ($ in 000’s)

2009 Other Events
• Sale of WB Capital Management Inc.

• SmartyPig

2010 First Quarter
• Some relief from loan losses
• SmartyPig service fee
• Nonperforming assets still too high

	“Texas” Ratio	Nonaccrual & Past due (90 days) Loans as % of Total Loans	Net Charge-offs as % of Av Loans
Bankers Trust	27.46%	1.99%	0.92%
First American	34.34%	3.07%	1.53%
Hills Bank	7.79%	0.80%	0.69%
MidwestOne	33.69%	3.68%	0.85%
National Peer Group	34.15%	3.77%	1.51%
West Bank	25.54%	1.33%	1.89%
12/31/09 FDIC Call Reports. National Peer Group consists of all banks with total assets between $1 billion and $3 billion.
Texas Ratio is noncurrent loans and securities plus other real estate owned divided by tangible equity plus loan loss reserves.
Peer Perspective - Asset Quality

	Total Risk Based Capital Ratio	Tier I Leverage Ratio	Net Income (Loss) $ in 000’s
Bankers Trust	12.64%	8.06%	$ 12,107
First American	10.90%	7.60%	$ 1,922
Hills Bank	12.87%	9.14%	$ 16,137
MidwestOne	12.94%	9.23%	$ 5,710
National Peer Group	12.56%	8.36%	N/A
West Bank	13.90%	8.86%	$ (3,753)
12/31/09 FDIC Call Reports. National Peer Group consists of all banks with total assets between $1 billion and $3 billion.
Peer Perspective - Capital Ratios

Going Forward
• Strong Core Earnings
• SmartyPig Service Fee
• Strong Capital Base

	3.31.10 pro- forma*	3.31.10	12.31.09	12.31.08	Requirements to be well-capitalized
Risk-based capital as % of risk-weighted assets	14.4%	14.4%	13.9%	13.1%	10.0%
Tier I Capital as % of risk-weighted assets	12.3%	12.3%	11.8%	11.0%	8.0%
Tier I Capital as % of total assets	10.1%	8.8%	8.9%	9.4%	6.0%
*Without SmartyPig
West Bank’s Capital Ratios

	3.31.10 pro -forma*	3.31.10	12.31.09	12.31.08
Tangible common equity as % of total tangible assets	7.0%	6.1%	6.3%	6.7%
Tangible common equity ($000’s)	$ 102,596	$ 102,596	$ 98,763	$ 102,662
Total tangible assets ($000’s)	$1,459,926	$1,691,090	$1,574,782	$1,540,423
*Without SmartyPig
Consolidated Capital Measures

West Bank
 Year in Review

How We Monitor Asset Quality
Commercial Banking Team
• 15 bankers manage the bulk of the $1 Billion loan
 portfolio.
 – These 15 bankers have 305 years of combined experience
 – Eight bankers have 20 years experience
 – Three bankers have more than 30 years experience

• These bankers provide daily contact and relationship
 monitoring.

Loan approval process
Most bankers have modest loan authority requiring
 most approvals & renewals to be approved at a
 committee level. Thereafter:

 1. Independent Review of the facts is conducted by
 the Credit Department
 2. A Risk Rating is assigned by Banker
 3. Loan Committee and Credit Department
 confirm/amend the risk rating before the loan is
 booked

During the life of the loan
The banker monitors the credit, adjusting risk ratings as real time information is received
 Other Independent Reviews
 • Risk Auditor - looks for compliance and documentation issues
 • Loan Auditor - confirms documentation and insures loan is made within approvals granted
 • Loan Review - performs an independent analysis on high-dollar loans and provides an annual review of the credit
 – Findings are discussed during internal and Board Loan Committee meetings
If loan deteriorates, it moves to a category that requires heightened scrutiny and review, and is monitored monthly by the Adverse
 Asset Committee

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
Nonperforming Assets
When a loan becomes
 stressed it is
 reported

• When it reaches 90-day
 delinquency

• The loan could remain in
 past due for an additional
 30 days provided
 – Pending event
 – Demand/Deadline has
 not expired.

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
As past due loans move
 to non-accrual:
• Accrued interest is generally
 reversed to avoid
 overstatement of income.
• Legal procedures are
 commenced
 – 9 to15 month process when
 secured by real-estate
 – At 3.31.10: 65% of non
 accruals are real estate
 secured.
Nonperforming Assets

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
When the bank takes
 possession of the
 asset, it is moved to
 OREO:

• Independent valuation of the
 asset is obtained

• Market the asset for sale

• Monitor the value of the
 asset
Nonperforming Assets

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
A loan is classified TDR
• When it is re-negotiated,

• The borrower gets more-
 favorable terms than
 customary

The loan may stay in this
 category until proven
 payment performance is
 exhibited
Nonperforming Assets

Trends in nonperforming assets

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
Non-accruals are moving in the right direction

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
While OREO is increasing, we control the
assets and are aggressively marketing them

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
While TDR is increasing:
• We are earning
 interest
• Payments are
 being made
 – 90% are current
 to less than 30
 days past due
• Continued
 performance
 removes them
 from TDR

	90 days Past Due	Nonaccrual Loans	OREO	TDR’s
2005	$ 767	$ 4,145	$ 497	-
2006	$ 155	$ 495	$ 2,002	-
2007	$ 408	$ 5,469	$ 155	-
2008	$ 92	$ 21,367	$ 4,352	$ 7,376
2009	$ 1,150	$ 12,350	$ 25,350	$ 12,817
1Q10	$ 173	$ 11,450	$ 26,974	$ 16,554
Since April 1, 2010
 14 separate assets,
 totaling $4.9M have
 been:

• Sold and closed

• Sold and in process,
• Or are in significant
 negotiations to sell
 within the next three
 months

	March 31, 2010	Dec 31, 2009
Construction, land development and other land	$13,916	$ 8,596
1-4 family residential properties	$ 3,784	$ 3,918
Commercial Properties	$ 9,274	$ 12,836
Total OREO	$ 26,974	$ 25,350
OREO by Category
Land Development
 • Minimal Expenses
 • Hard to market
1- 4 Family
 • Costly to hold
 • Lively showings, sales in
 process
Commercial
 • Four assets, two
 currently in sales
 process

Additions to Asset Quality
Assurance Team
• Legal
 – Staffed with three lawyers and two associates
• Loan Review
 New hires added support and control over asset
 quality issues and compliance improvements
 – Risk Auditor
 – Loan Auditor
 – Loan Review
 – Three Loan Support Staff
• Compliance
 – Added two full time employees

Net Charge-Offs by Quarter

West Bank	12.31.07	12.31.08	03.31.09	06.30.09	09.30.09	12.31.09	03.31.10
Past Due 30+ days	$4,762	$31,022	$41,973	$57,078	$30,082	$13,993	$29,697
Total Loans	$985,400	$1,101,700	$1,123,400	$1,122,500	$1,063,500	$1,018,800	$991,500
Past due Ratio	.48%	2.82%	3.74%	5.08%	2.83%	1.37%	3.00%
Past Due Loan Summary ($000’s)

Line of Business Report
Commercial Banking
• Soft Economy
• Loans declined 7.3% in 2009
• Loans declined another 3% in
 1Q10
• Treasury Management Products
 – Continued growth in our remote
 deposit capture product
 – Expanded e-services suite for
 large-to mid-clients seeking
 fraud protection services
 – Outsourced check recovery
 service and international wires
Retail Banking
Deposit Growth (net of SmartyPig)
• Up by $24M (8.5%) at year end
• 1Q10 increased by $8.5M (2.6%)
Facilities
 – Opened a branch in Waukee
 – Remodeled Merle Hay, City
 Center and Main Teller Station
 – Look for new branch
 construction at Grand in 2010
Products
 – Simplified retail product line
 – Introduced a suite of e-services
 – Introduced the Rate Riser CD

3.31.10	3.31.09	2009	2008	2007
$187M	$298M	$1,114M	$544M	$161M
Line of Business Report
Residential Mortgage
Headed by James Glaser, SVP
• Stable work force
• Expanding sales effort in 2010
Gain and fees on sales of
 residential Mortgages
Trust Services
Headed by James Benda, STO
• Stable work force
While results are flat
• Managed Accounts, the most
 profitable segment of the business,
 experienced significant gains.
 Assets grew from $75M in 2008 to
 $85.7M in 2009

• Non-Managed Accounts. While the
 sale of WB Capital Management
 impacted non-managed accounts,
 profit was marginal in this segment
 of the business.

Bank Awards & Community Outreach
Recipient
• 2009 Better Business Bureau
 Integrity Award

• 2009 United Way Leader in
 Giving Award
Shred it Day
• 3rd Annual Event held
 May 16, 2009

• 4th Annual Event scheduled
 for May 22, 2010
Employee Community Service
• 174 Employees contributed
 nearly 8,700 community
 service hours last year
Employee Board Service
• In 2009, the company’s
 employees held 87 non profit
 board seats in Central and
 Eastern Iowa.
West Bancorporation
 Foundation
• $242,000 in grants were
 awarded in 2009

2010 Shareholders’ Meeting

April 29, 2010